UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2025

Coinbase Global, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-40289	46-4707224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Madison Avenue Suite 2400 New York, NY

10010
(Address of principal executive offices)[1]	(Zip Code)[1]
Not Applicable
(Registrant’s telephone number, including area code)1
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.00001 par value	COIN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
1 We are a remote-first company. Accordingly, we do not maintain a headquarters. We are including this address solely for the purpose of satisfying the Securities and Exchange Commission’s request. Stockholder communications may also be sent to the email address: secretary@coinbase.com.

Item 8.01 Other Events.
On December 15, 2025, Coinbase Global, Inc. (the “Company”) filed (i) a certificate of conversion with the Secretary of State of the State of Delaware and (ii) a certificate of conversion with the Secretary of State of the State of Texas, pursuant to which the reincorporation of the Company from the State of Delaware to the State of Texas (the “Reincorporation”) became effective on December 15, 2025, at 5:00 p.m. Eastern Time (the “Effective Time”). At the Effective Time:
•the Company’s state of incorporation changed from the State of Delaware to the State of Texas; and
•the internal affairs of the Company ceased to be governed by the laws of the State of Delaware and the Company’s existing restated certificate of incorporation and amended and restated bylaws, and instead became governed by the laws of the State of Texas and the certificate of formation filed with the Secretary of State of the State of Texas (the “Texas Charter”) and the bylaws approved by the Company’s board of directors (the “Texas Bylaws”).
The Reincorporation did not result in any change in the business, jobs, management, properties, location of any of the Company’s offices or facilities, number of employees, obligations, assets, liabilities, or net worth (other than as a result of the transaction costs related to the Reincorporation). The Reincorporation did not adversely affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements continue to be the rights and obligations of the Company after the Reincorporation.
At the Effective Time, each outstanding share of Class A common stock, par value $0.00001 per share, of the Delaware corporation (the “Delaware Corporation Class A common stock”) automatically converted into one outstanding share of Class A common stock, par value $0.00001 per share, of the Texas corporation (the “Texas Corporation Class A common stock”), and each outstanding share of Class B common stock, par value $0.00001 per share, of the Delaware corporation (the “Delaware Corporation Class B common stock”) automatically converted into one outstanding share of Class B common stock, par value $0.00001 per share, of the Texas corporation (the “Texas Corporation Class B common stock”). Shareholders do not need to exchange their existing stock certificates or book entry entitlements for new stock certificates or book entry entitlements, respectively.
At the Effective Time, each outstanding warrant, stock option, performance-based stock option, restricted stock unit, performance restricted stock unit, restricted stock, equity or equity-based award, or other right to acquire, or any instrument to convert into or exchange for, or that was based on the value of, the Delaware Corporation Class A common stock or the Delaware Corporation Class B common stock or other equity securities of the Company (including, but not limited to, convertible notes, including the 0.50% convertible senior notes due 2026 (the “2026 Notes”), 0% convertible senior notes due 2029 (the “2029 Notes”), 0.25% convertible senior notes due 2030 (the “2030 Notes”), and 0% convertible senior notes due 2032 (the “2032 Notes”)), became a warrant, stock option, performance-based stock option, restricted stock unit, performance restricted stock unit, restricted stock, equity or equity-based award or other right to acquire, or instrument to convert into or exchange for, or that is based on the value of, the same amount of Texas Corporation Class A common stock or Texas Corporation Class B common stock or other equity securities of the Company, respectively, under the same terms and conditions.
The Texas Corporation Class A common stock continues to be traded on the Nasdaq Global Select Market under the symbol “COIN.”
Certain rights of the Company’s shareholders changed as a result of the Reincorporation. A more detailed description of the Plan of Conversion, Texas Charter, Texas Bylaws, and the effects of the Reincorporation is set forth in the Information Statement filed by the Company with the Securities and Exchange Commission on November 24, 2025.
In addition, certain ministerial changes were made to the indentures for the Company’s 2026 Notes, 2029 Notes, 2030 Notes, and 2032 Notes.

Copies of the Plan of Conversion, Texas Charter, and Texas Bylaws as well as copies of the supplemental indentures for the 2026 Notes, the 2029 Notes, the 2030 Notes, and the 2032 Notes are filed as Exhibits 2.1, 3.1, 3.2, 4.1, 4.2, 4.3, and 4.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
A legal opinion of Foley & Lardner LLP is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference into the Company’s Registration Statements on Form S-8 (File Nos. 333-254967, 333-263003, 333-269892, 333-277111, and 333-284910), filed with the SEC on April 1, 2021, February 25, 2022, February 21, 2023, February 15, 2024, and February 13, 2025, respectively.
A legal opinion of Foley & Lardner LLP is filed as Exhibit 5.2 to this Current Report on Form 8-K and is incorporated by reference into the Company’s Registration Statement on Form S-3ASR (File No. 333-287084), filed with the SEC on May 8, 2025.
A legal opinion of Foley & Lardner LLP relating to the legality of the Texas Corporation Class A common stock offered for resale or other disposition by the selling stockholders identified in the Company’s prospectus supplement dated August 15, 2025 is filed as Exhibit 5.3 to this Current Report on Form 8-K and is incorporated by reference into the Company’s Registration Statement on Form S-3ASR (File No. 333-287084), filed with the SEC on May 8, 2025.

Item 9.01   Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

2.1	Plan of Conversion of Coinbase Global, Inc.
3.1	Certificate of Formation of Coinbase Global, Inc.
3.2	Bylaws of Coinbase Global, Inc.
4.1	Supplemental Indenture dated December 12, 2025 between the Company and U.S. Bank Trust Company, National Association (2026 Notes).
4.2	Supplemental Indenture dated December 12, 2025 between the Company and U.S. Bank Trust Company, National Association (2029 Notes).
4.3	Supplemental Indenture dated December 12, 2025 between the Company and U.S. Bank Trust Company, National Association (2030 Notes).
4.4	Supplemental Indenture dated December 12, 2025 between the Company and U.S. Bank Trust Company, National Association (2032 Notes).
5.1	Opinion of Foley & Lardner LLP.
5.2	Opinion of Foley & Lardner LLP.
5.3	Opinion of Foley & Lardner LLP.
23.1	Consent of Foley & Lardner LLP (contained in Exhibits 5.1, 5.2 and 5.3).
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COINBASE GLOBAL, INC.

Dated: December 15, 2025	By:	/s/ Alesia J. Haas
Alesia J. Haas
Chief Financial Officer